Exhibit 99.3

SCBT Financial Corporation Private Placement of Common Stock September 2008

2 Forward-Looking Statements Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking statements. The words “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” and “intend,” and similar words and expressions, are intended to identify forward-looking statements. Forward-looking statements are necessarily estimates, are not guarantees of future performance, and involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, changes in interest rates, volatile financial markets, a further downturn in the economy or real estate markets, greater than expected loan losses or non-interest expenses, and other risks identified in the confidential Private Placement Memorandum or in SCBT's filings with the SEC. Investors are cautioned not to rely on forward-looking statements and are advised to review the above-referenced risk factors. SCBT undertakes no duty to update any forward-looking statements, oral or written, whether as a result of new information, future events or otherwise.

3 Transaction Overview Issuer: SCBT Financial Corporation Transaction Structure: Private placement of common stock Net Issuance Amount: $25.0 million Use of Proceeds: General corporate purposes Registration: File within 10 days of closing Exchange/Symbol: NASDAQ Global Select Market / SCBT Current Market Capitalization: $360.2 million (as of 09/08/08) Placement Agents: Sandler O'Neill + Partners, L.P. SunTrust Robinson Humphrey, Inc.

4 3rd largest independent commercial bank headquartered in South Carolina - $2.8 billion in total assets as of June 30, 2008 Serving our customers for more than 74 years - Lead bank founded in 1934 - 50 locations in 16 South Carolina counties and one North Carolina county Strong customer relationships have led to solid financial returns - Only 1% brokered deposits as of June 30, 2008 - Consistent fee revenue driven by cross-sell opportunities - 16% Average ROATE (2005-2007) Asset quality and disciplined underwriting remain long-term fundamentals - NPAs/Total Assets of 0.31% as of June 30, 2008 - NCOs/Avg. Loans of 0.13% for YTD June 30, 2008 Company Overview

Pro Forma Impact

	SCBT	Southeastern Peers [1] High	Southeastern Peers [1] Median	SCBT Pro Forma [2]
Tangible Equity / Tangible Assets [3]	5.72%	9.57%	6.66%	**6.65%**
Market Valuation [4]				
Price / Est. FY 2008 EPS [5]	14.4x	22.0x	15.5x	**14.5x**
Price / Est. FY 2009 EPS [6]	12.9x	19.1x	15.5x	**13.3x**
Price / Book Value	162.5%	284.4%	129.7%	**156.8%**
Price / Tangible Book Value	232.2%	323.5%	204.3%	**214.8%**

(1) Southeastern peers consist of publicly-traded commercial banks with total assets of $2.5 - $10 billion headquartered in the Southeast. Financial data as of June 30, 2008. (see page 24)

(2) Analysis assumes net proceeds of $25.0 million after deducting a gross spread of 5.5% and other offering expenses of $225,000. Based on 756,822 shares issued at SCBT's closing stock price of $35.27 as of September 8, 2008.

(3) As of June 30, 2008.

(4) Market valuation as of September 8, 2008.

(5) Based on consensus analyst EPS estimates for FY 2008 of $2.45. SCBT pro forma is adjusted for the effects of the private placement. Analysis assumes one quarter of dilutive impact from the new shares issued and that the net proceeds are reinvested at 6.16% (SCBT's Q2'08 yield on average earning assets) from October 1, 2008 - December 31, 2008. SCBT makes no comment as to the accuracy of the analyst estimates.

(6) Based on consensus analyst EPS estimates for FY 2009 of $2.74. SCBT pro forma is adjusted for the effects of the private placement. SCBT makes no comment as to the accuracy of the analyst estimates.

Data Source: Company documents, SNL Financial

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6 Banking Franchise - Management Team Years of Experience Name (SCBT / Total) Current Position Robert R. Hill, Jr. 13/19 Chief Executive Officer John C. Pollok 13/19 Chief Operating Officer and Chief Financial Officer Joe E. Burns 8/31 Chief Credit Officer Richard C. Mathis 9/26 Chief Risk Officer John F. Windley 6/32 President - SCBT Thomas S. Camp 10/33 President - SCBT of the Piedmont John B. Stedman, Jr. 1/25 President - The Scottish Bank

7 Banking Franchise – Branch Locations Augusta Charlotte Wilmington Savannah Piedmont-TSB Upstate Midlands Grand Strand Orangeburg Lowcountry Charleston Beaufort SCBT Regions Greenville Columbia Charleston Hilton Head Myrtle Beach Orangeburg

Banking Franchise - Deposit Market Share

South Carolina

Rank	Institution	Total Deposits ($mm)	2007 Market Share	2006 Market Share
1	Wachovia Corp. (NC)	$11,617.0	18.1 %	18.6 %
2	Bank of America Corp. (NC)	7,169.9	11.2	12.1
3	BB&T Corp. (NC)	7,011.6	10.9	11.2
4	South Financial Group Inc. (SC)	5,370.2	8.4	8.0
5	First Citizens Bancorp. (SC)	5,263.3	8.2	8.2
6	Synovus Financial Corp. (GA)	3,804.0	5.9	5.5
7	First Financial Holdings Inc. (SC)	1,874.8	2.9	3.1
8	SunTrust Banks Inc. (GA)	1,852.0	2.9	2.9
9	**SCBT Financial Corp. (SC)**	**1,784.0**	**2.8**	**2.8**
10	Palmetto Bancshares Inc. (SC)	1,030.6	1.6	1.7

Charlotte, NC MSA

Rank	Institution	Total Deposits ($mm)	2007 Market Share	2006 Market Share
1	Wachovia Corp. (NC)	$60,430.1	61.6 %	64.4 %
2	Bank of America Corp. (NC)	24,986.3	25.5	23.1
3	BB&T Corp. (NC)	3,332.1	3.4	3.2
4	Fifth Third Bancorp (OH)	2,375.5	2.4	2.4
5	SunTrust Banks Inc. (GA)	1,247.6	1.3	1.3
6	Royal Bank of Canada	1,009.7	1.0	1.2
7	First Citizens BancShares Inc. (NC)	897.1	0.9	1.0
8	**SCBT Financial Corp. (SC)**	**378.0**	**0.4**	**0.4**
9	Citizens South Banking Corp. (NC)	358.0	0.4	0.4
10	American Cmmty Bancshares (NC)	357.1	0.4	0.3

Note: 2007 deposit market shares highlighted in red indicate those institutions whose market share decreased between 2006 to 2007
Data Source: SNL Financial; FDIC Deposit data as of June 30, 2007 and June 30, 2006

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9 Soundness Profitability Quality Growth How We Measure Success?

10 By Type By Major Market Construction/ Land Development 24% Commercial Owner- Occupied 17% Commercial & Industrial 11% Consumer Residential Mortgage 12% Home Equity Loans 9% Consumer 5% Other Loans 8% Commercial Non- Owner
Occupied 14% Other 5% Upstate 14% Charleston 8% Midlands 11% Orangeburg 10% Lowcount ry 15% Piedmont - TSB 19% Grand Strand 7% Beaufort 11% Soundness - Loan Portfolio Data Source: Company Documents

11 By Type By Major Market Consumer Residential Mortgage 25% Home Equity Loans 7% Consumer 2% Other 3% Commercial Non- Owner Occupied 21% Construction/ Land Development 28% Commercial Owner- Occupied 8% Commercial & Industrial 6% Soundness - Nonperforming Assets Orangeburg 6% Lowcountry 12% Grand Strand 1% Other 16% Charleston 1% Midlands 4% Upstate 12% Beaufort 26% Piedmont - TSB 22% Note: Non-performing assets consist of non-accrual loans, OREO and loans 90+ days delinquent and still accruing Data Source: Company Documents

12 Soundness – Asset Quality Note: Loan data excludes loans held for sale; peer group represents the median value for the banks listed on page 24 (1) Non-performing assets consist of non-accrual loans, OREO and loans 90+ days delinquent and still accruing. (2) Non-performing loans consist of non-accrual loans and loans 90+ days delinquent and still accruing. Data Source: SNL Financial; Company Documents 2005 2006 2007 Q1'08 Q2'08 Peers Non-Performing Assets (1) / Total Assets 0.24% 0.24% 0.27% 0.28% 0.31% 0.88% Non-Performing Assets / Total Loans & OREO 0.30% 0.30% 0.33% 0.36% 0.39% 1.22% Allow. Loan Losses / Total Loans 1.30% 1.29% 1.28% 1.27% 1.28% 1.19% Allow. Loan Losses / Non-Performing Loans (2) 469% 492% 419% 396% 389% 108% Net Charge-offs / Average Loans 0.11% 0.16% 0.13% 0.09% 0.17% 0.36%

13 Soundness – NCOs / Avg. Total Loans Note: Average total loans excludes loans held for sale; Peer group represents the median value for the banks listed on page 24 Data Source: SNL Financial; Company Documents 0.11% 0.09% 0.16% 0.15% 0.09% 0.17% 0.33% 0.10% 0.11% 0.15% 0.34% 0.23% 0.00% 0.10% 0.20% 0.30% 0.40% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 SCBT Peers

14 Savings 7% Interest-Bearing Deposits 28% Demand Deposits 16% CDs < $100,000 24% CDs > $100,000 24% Brokered Deposits 1% Charleston 3% Other 1% Grand Strand 5% Beaufort 11% Piedmont - TSB 19% Lowcountry 24% Orangeburg 16% Upstate 10% Midlands 11% By Type By Major Market Soundness - Deposits Data Source: Company Documents

15 (1) Compounded annual growth rate for the period 2002 – 2007. Data Source: SNL Financial; Company Documents $13,834 $14,786 $14,016 $16,655 $19,805 $21,565 $10,781 $12,112 $1.62 $1.73 $1.64 $1.93 $2.15 $2.32 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2002 2003 2004 2005 2006 2007 YTD '07 YTD '08 $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 $2.40 Net Income EPS 5-Year CAGR (1) Net Income: 9.3% EPS: 7.5% $1.17 $1.18 Profitability

3.77% 3.85% 3.89% 3.91% 3.79% 3.81% 3.69% 3.83% 3.91% 3.88% 3.73% 3.66% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 SCBT Peers 16 Profitability - Net Interest Margin (TE) Note: Peer group represents the median value for the banks listed on page 24 Data Source: SNL Financial; Company Documents

17 Profitability - Fee Income Note: Peer group represents the median value for the banks listed on page 24 (1) For purposes of this presentation, Mortgage Banking Income for FY 2006 – 2007 is presented net of any related compensation expense. Data Source: SNL Financial; Company Documents 2006 2007 Q1'08 Q2'08 YTD '07 YTD '08 Deposit Service Fees $13,377 $15,114 $3,805 $4,032 $7,043 $7,837 Mortgage Banking Income (1) 3,464 3,595 1,030 1,240 2,102 2,270 Wealth Management 2,148 2,566 696 681 1,274 1,377 Bankcard Services Income 3,422 4,136 1,156 1,276 2,015 2,432 Other 1,390 1,950 818 898 1,249 1,716 Total Non-interest Income $23,801 $27,361 $7,505 $8,127 $13,683 $15,632 NII / Avg. Assets 1.29% 1.33% 1.09% 1.15% 1.23% 1.12% Peer Group Median 1.00% 1.09% 1.04% 1.06% 1.09% 1.04%

18 41 45 50 50 50 62.3% 65.7% 66.1% 63.8% 64.9% 60.1% 61.5% 59.6% 58.3% 58.4% 30 35 40 45 50 55 60 2005 2006 2007 Q1'08 Q2'08 30.0% 40.0% 50.0% 60.0% 70.0% Number of Branches Efficiency Ratio - SCBT Efficiency Ratio - Peers Profitability - Operating Efficiency Note: Peer group represents the median value for the banks listed on page 24 Data Source: SNL Financial; Company Documents

19 $1,145 $1,198 $1,439 $1,926 $2,178 $2,597 $2,774 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2002 2003 2004 2005 2006 2007 Q2'08 CAGR (1): 17.5% (1) Compounded annual growth rate for the period 12/31/02 – 6/30/08. Data Source: SNL Financial; Company Documents Quality Growth – Total Assets

$898 $946 $1,174 $1,473 $1,707 $1,928 $2,057 $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 2002 2003 2004 2005 2006 2007 Q2'08 20 CAGR (1): 16.3% (1) Compounded annual growth rate for the period 12/31/02 – 6/30/08. Data Source: SNL Financial; Company Documents Quality Growth – Total Deposits

21 Assumes net proceeds of approximately $25.0 million - 756,822 shares issued at $35.27 - Gross spread of 5.5%; other offering expenses of $225,000 As of Pro Forma 2006 2007 6/30/08 6/30/08 Tangible Equity / Tangible Assets 5.89% 5.90% 5.72% 6.65% Tier 1 Leverage Ratio 8.11% 8.42% 7.66% 8.61% Tier 1 Risk Based Capital Ratio 10.11% 9.64% 9.41% 10.57% Total Risk Based Capital Ratio 11.36% 10.89% 10.66% 11.82% As of Dec. 31, Capital Position We currently intend to pursue an issuance of subordinated notes and/or trust preferred securities in an aggregate amount of up to $20.0 million to further strengthen our capital position Data Source: Company Documents

22 SCBT Financial Corporation Appendix

Attractive Demographics

Rank	Institution	Ticker	State	Total Assets ($B)	'07 - 12 Proj. Pop Growth (%)	Median HHI ($)	'07 - 12 Proj. HHI Growth (%)
1	United Community Banks, Inc.	UCBI	GA	$8.3	13.09	$51,047	15.87
2	Pinnacle Financial Partners, Inc.	PNFP	TN	$4.1	12.79	$59,683	18.76
3	Security Bank Corporation	SBKC	GA	$2.9	9.63	$55,518	17.74
4	Green Bankshares, Inc.	GRNB	TN	$3.0	9.04	$50,777	17.51
5	SCBT Financial Corporation	SCBT	SC	$2.8	8.72	$48,473	16.42
6	Capital City Bank Group, Inc.	CCBG	FL	$2.6	7.77	$41,146	14.94
7	Virginia Commerce Bancorp, Inc.	VCBI	VA	$2.7	6.44	$90,120	20.65
8	Home BancShares, Inc.	HOMB	AR	$2.6	6.39	$47,746	18.19
9	First Bancorp	FBNC	NC	$2.6	6.32	$44,458	14.61
10	StellarOne Corporation	STEL	VA	$3.0	6.19	$46,918	15.46
11	Bank of the Ozarks, Inc.	OZRK	AR	$3.1	6.12	$47,068	18.70
12	Trustmark Corporation	TRMK	MS	$9.3	5.03	$41,674	10.73
13	Renasant Corporation	RNST	MS	$3.8	4.74	$44,044	12.61
14	TowneBank	TOWN	VA	$2.7	4.18	$54,277	16.77
15	Simmons First National Corporation	SFNC	AR	$2.9	3.56	$39,892	16.99
16	United Bankshares, Inc.	UBSI	WV	$8.0	3.20	$57,104	16.65
17	Carter Bank & Trust	CARE	VA	$2.8	2.55	$42,647	14.03
18	Hancock Holding Company	HBHC	MS	$6.3	2.14	$39,823	7.45
19	WesBanco, Inc.	WSBC	WV	$5.3	(0.67)	$41,369	15.20
			Mean	$4.1	6.17	$49,673	15.75
			Median	$3.0	6.19	$47,068	16.42

Note: Includes publicly-traded commercial banks with total assets of $2.5 - $10.0 billion headquartered in the Southeast;
Demographic statistics calculated using the weighted-average of deposits by county; FDIC deposit data as of June 30, 2007
Financial data as of June 30, 2008
Data Source: SNL Financial

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24 Strategic Acquisitions (1) Note: Dollar values in millions (1) Since January 1, 2000. Whole bank transactions only. (2) Includes loan production offices. Data Source: SNL Financial; Company Documents Close Total Date Company Headquarters Assets 11/30/07 TSB Financial Corporation Charlotte, NC $202.9 5 11/18/05 Sun Bancshares, Inc. Murrells Inlet, SC $96.9 3 04/08/05 New Commerce BanCorp Greenville, SC $93.6 2 Criteria Targeted expansion markets Accretive to GAAP earnings Management team and board # of locations (2)

Financial Results

	As of December 31,					YTD
	2003	2004	2005	2006	2007	2008
Balance Sheet:						
Total Assets	$1,197.7	$1,437.0	$1,925.9	$2,178.4	$2,597.2	$2,774.4
Total Gross Loans (1)	$938.8	$1,153.2	$1,535.9	$1,760.8	$2,083.0	$2,246.4
Total Deposits	$947.4	$1,171.3	$1,473.3	$1,706.7	$1,927.9	$2,056.8
Shareholders' Equity	$112.3	$118.8	$148.4	$161.9	$215.1	$221.5
Net Loans / Assets	78.43%	80.21%	79.38%	80.86%	79.85%	80.62%
Gross Loans / Deposits	99.09%	98.46%	104.25%	103.17%	108.05%	109.21%
LLR / Loans	1.25%	1.25%	1.30%	1.29%	1.28%	1.28%
LLR / NPLs	173.30%	442.64%	468.74%	492.14%	419.22%	388.96%
NPAs / Assets (2)	0.69%	0.35%	0.24%	0.24%	0.27%	0.31%
NCOs / Average Loans	0.19%	0.15%	0.11%	0.16%	0.13%	0.13%
Tang. Equity / Tang. Assets	9.13%	7.97%	5.94%	5.89%	5.90%	5.72%
Total Risk Based Capital	13.06%	11.10%	11.45%	11.36%	10.89%	10.66%
Income Statement						
Net Income	$14.8	$14.0	$16.7	$19.8	$21.6	$12.1
Diluted EPS	$1.73	$1.64	$1.93	$2.15	$2.32	$1.18
ROAA	1.23%	1.05%	1.00%	0.97%	0.95%	0.91%
ROAE	13.72%	12.20%	13.19%	12.72%	12.42%	11.07%
ROATE	14.30%	12.81%	15.40%	16.83%	16.15%	16.02%
Net Interest Margin	4.39%	4.19%	4.04%	3.91%	3.85%	3.80%
NII / Average Assets	1.91%	1.57%	1.43%	1.29%	1.33%	1.12%
Efficiency Ratio	64.74%	65.45%	64.88%	63.80%	66.07%	63.94%

Note: Dollar values in millions
(1) Excludes loans held for sale.
(2) Non-performing assets consist of non-accrual loans, OREO and loans 90+ days delinquent and still accruing.
Data Source: SNL Financial; Company Documents

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26 Loan Portfolio and Credit Quality Loan Type Amount Outstanding % of Total NPLs (1) % of Total NPLs % of Outstanding NCOs % of Total NCOs NCOs / Ending Loans (2) Commercial non-owner occupied $305,307 13.59% $1,922 25.08% 0.63% ($10) (0.71%) (0.01%) Construction / land development $558,375 24.86% $2,079 27.13% 0.37% $119 8.56% 0.04% Commercial owner-occupied $381,487 16.98% $692 9.03% 0.18% ($1) (0.07%) (0.00%) Commercial & industrial $249,593 11.11% $275 3.59% 0.11% $376 27.14% 0.30% Consumer residential mortgage $276,905 12.33% $1,839 23.99% 0.66% $67 4.83% 0.05% Home equity loans $196,492 8.75% $559 7.30% 0.28% $121 8.72% 0.12% Consumer $106,580 4.74% $159 2.08% 0.15% $237 17.11% 0.44% Other loans $171,613 7.64% $139 1.81% 0.08% $477 34.43% 0.56% Total $2,246,353 100.00% $7,664 100.00% 0.34% $1,385 100.00% 0.12% As of or for the six months ended June 30, 2008 Note: Dollar values in thousands (1) Includes nonaccrual loans and loans 90+ days past due but still accruing. (2) Represents annualized results for the six months ended June 30, 2008. Data Source: Company Documents

27 Loan Portfolio and Credit Quality Market Amount Outstanding % of Total NPLs (1) % of Total NPLs % of Outstanding NCOs % of Total NCOs NCOs / Ending Loans (2) Grand Strand $168,067 7.48% $47 0.61% 0.03% $61 4.41% 0.07% Beaufort $256,374 11.41% $1,971 25.71% 0.77% $344 24.86% 0.27% Piedmont - TSB $431,182 19.19% $1,931 25.20% 0.45% ($24) (1.74%) (0.01%) Lowcountry $331,283 14.75% $674 8.79% 0.20% $161 11.64% 0.10% Orangeburg $214,446 9.55% $480 6.26% 0.22% $51 3.67% 0.05% Upstate $308,927 13.75% $1,089 14.21% 0.35% $2 0.12% 0.00% Midlands $242,064 10.78% $328 4.28% 0.14% $346 24.98% 0.29% Charleston $171,210 7.62% $51 0.66% 0.03% $5 0.36% 0.01% Other $122,800 5.47% $1,095 14.28% 0.89% $439 31.70% 0.72% Total $2,246,353 100.00% $7,664 100.00% 0.34% $1,385 100.00% 0.12% As of or for the six months ended June 30, 2008 Note: Dollar values in thousands (1) Includes nonaccrual loans and loans 90+ days past due but still accruing. (2) Represents annualized results for the six months ended June 30, 2008. Data Source: Company Documents

28 NASDAQ: SCBT www.scbtonline.com